SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, DC  20549




                                     FORM 8-K

                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        AUGUST 29, 1997


                              BPC Holding Corporation
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

   Delaware                      33-75706-01               35-1814673
(STATE OR OTHER JURISDICTION     (COMMISSION               (IRS EMPLOYER
  OF INCORPORATION)               FILE NUMBER)           IDENTIFICATION NO.)

101 Oakley Street
Evansville, Indiana                                              47710
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


Registrant's telephone number, including area code        (812) 424-2904




      (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

           On August 29, 1997, Berry Plastics Corporation ("Berry Plastics"), a Delaware corporation and wholly-owned subsidiary of BPC Holding Corporation (the "Registrant"), acquired Venture Packaging, Inc., a Delaware corporation ("Venture"). Pursuant to the Agreement and Plan of Reorganization dated as of August 29, 1997 (the "Agreement"), among the Registrant, Berry Plastics, VABC Acquisition Corp., a Delaware corporation ("Merger Sub"), Venture, the subsidiaries of Venture and the stockholders of Venture, Merger Sub was merged (the "Merger") with and into Venture, with Venture surviving the Merger under the name Venture Packaging, Inc. as a wholly-owned subsidiary of Berry Plastics. Aggregate consideration of approximately $50.0 million consisted of cash, the payment or assumption of indebtedness, $5.0 million of preferred stock of the Registrant and warrants to purchase 9,924 shares of the Registrant's Class B Non-Voting Common Stock. A copy of the Agreement is filed as Exhibit 2.1 hereto, and such document is hereby incorporated by reference herein.

           Berry Plastics used the proceeds of a revolving credit facility and a term loan provided by NationsBank, N.A. and other lenders to finance the acquisition.

           The property, plant and equipment acquired has been and will continue to be used primarily for the manufacture of plastic products, including injection-molded containers used in the food, dairy and various other markets.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) and (b)The financial statements and pro forma financial information that are required to be included herein are not so included, and such statements and information shall be filed not later than November 12, 1997.

     (c)   Exhibits

                          Exhibit No.                               Document
                              2.1              Agreement and Plan of Reorganization dated as of
                                               August 29, 1997, among BPC Holding Corporation,
                                               Berry Plastics Corporation, VABC Acquisition Corp.,
                                               Venture Packaging, Inc., and the subsidiaries and
                                               stockholders of Venture Packaging, Inc.

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
                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           BPC HOLDING CORPORATION


                           By:  /S/ JAMES M. KRATOCHVIL
                                 James M. Kratochvil
                                 Vice President, Chief Financial Officer
                                   and Secretary





Dated:  September __, 1997

                             EXHIBIT INDEX

       Exhibit No.                                Document                   Page No.
           2.1            Agreement and Plan of Reorganization dated as of August
                          29, 1997, among BPC Holding Corporation, Berry Plastics
                          Corporation, VABC Acquisition Corp., Venture Packaging,
                          Inc. and the subsidiaries and stockholders of Venture
                          Packaging, Inc.



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